State of Maryland                        [SEAL]            Parris N. Glendening
Department of                                                    Governor
Assessments and Taxation
                                                            Ronald W. Wineholt
Charter Division                                                 Director

                                                             Paul B. Anderson
                                                               Administrator
--------------------------------------------------------------------------------


VENABLE, BAETJER & HOWARD
1800 MERCANTILE BANK & TRUST BLDG                             Date:  11-05-1999
2 HOPKINS PLAZA
BALTIMORE                  MD 21201-2930





This letter is to confirm acceptance of the following filing:

ENTITY NAME: . . .        SCUDDER SPAIN AND PORTUGAL FUND, INC.
DEPARTMENT ID           : D02400703
TYPE OF REQUEST         : ARTICLES OF DISSOLUTION
DATE FILED              : 11-05-1999
TIME FILED              : 12:34-PM
RECORDING FEE           :          50.00
EXPEDITED FEE           :          70.00
COPY FEE                :          13.00
FILING NUMBER           : 1000088603000000
CUSTOMER ID             : 0000261311
WORK ORDER NUMBER       : 0000239971





PLEASE VERIFY THE INFORMATION CONTAINED IN THIS LETTER. NOTIFY THIS DEPARTMENT IN WRITING IF ANY INFORMATION IS INCORRECT. INCLUDE THE CUSTOMER ID AND THE WORK ORDER NUMBER ON ANY INQUIRIES. EVERY YEAR THIS ENTITY MUST FILE A PERSONAL PROPERTY RETURN IN ORDER TO MAINTAIN ITS EXISTENCE EVEN IF IT DOES NOT OWN PERSONAL PROPERTY. A BLANK RETURN WILL BE MAILED BY FEBRUARY OF THE YEAR FOR WHICH THE RETURN IS DUE.



          301 West Preston Street, Baltimore, Maryland 21201
                            Telephone (410) 767-1350
              MRS (Maryland Relay Service) (800) 735-2258 TT/Voice
                               Fax (410) 333-7097

ENTITY TYPE:                 ORDINARY BUSINESS - STOCK
STOCK:                       Y
CLOSE:                       N
EFFECTIVE DATE:              11-05-1999
PRINCIPAL OFFICE:            THE CORPORATION TRUST INCORPORATE
                             300 E LOMBARD ST
                             BALTIMORE        MD 21202-0000
RESIDENT AGENT:              THE CORPORATION TRUST INCORPORATED
                             300 E LOMBARD ST
                             BALTIMORE                 MD 21202

                               ARTICLES OF DISSOLUTION

                        SCUDDER SPAIN AND PORTUGAL FUND, INC.


         Scudder Spain and Portugal Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation that:

         FIRST:   The Corporation is hereby dissolved.

         SECOND: The address of the principal office of the Corporation is 300 East Lombard Street, Baltimore, Maryland 21202.

         THIRD    The name and address of the resident agent of the Corporation who shall serve for one year after dissolution and until the affairs of the Corporation are wound up are c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

         FOURTH: The name and address of each director of the Corporation are as follows:

             Name                               Address
             ----                               -------

             Jose Pedro Perez Llorca            Garcia Anoveros & Perez - Llorca
                                                Velazquez, 29 - 4 Dchs.
                                                28001 Madrid, Spain

             Rogerio C. S. Martins              PRC Aguas Livres
                                                No. 9 -80 B D
                                                1250 Lisbon, Portugal

             Wilson Nolen                       1120 Fifth Avenue, #10B
                                                New York, NY 10128-0144



--------------------------------------------------------------------------------
                                STATE OF MARYLAND
                                -----------------

I hereby certify that this is a true and complete copy of the 4 page document on file in this office. DATED: 11/5/99.

                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: /s/Darla D. Simms, Custodian.

This stamp replaces our previous certification system.  Effective: 6/95
--------------------------------------------------------------------------------

             Richard M. Hunt                    University Marshal's Office
                                                Wadsworth House
                                                1341 Massachusetts Avenue
                                                Harvard University
                                                Cambridge, MA 02138

         FIFTH:   The name and title of each officer of the Corporation are as follows:

         Name                           Title
         ----                           -----

         Nicholas Bratt                 President
         Paul J. Elmlinger              Vice President and Assistant Secretary
         Carol L. Franklin              Vice President
         Bruce H. Goldfarb              Vice President and Assistant Secretary
         Joan R. Gregory                Vice President
         Judith A. Hannaway             Vice President
         Kathryn L. Quirk               Vice President and Assistant Secretary
         John R. Hebble                 Treasurer
         Caroline Pearson               Assistant Secretary

                  The address for each officer of the Corporation is 345 Park Avenue, New York, New York 10154.

         SIXTH:   The dissolution of the Corporation was approved in the manner and by the vote required by law and by the Charter of the Corporation. The manner of approval of the dissolution was as follows: At a meeting duly held on October 28, 1998, a majority of the entire Board of Directors of the Corporation adopted a resolution declaring the dissolution of the Corporation advisable and directed that the proposed dissolution be submitted to the stockholders of the Corporation. At a meeting duly held on December 1, 1998, a majority of the stockholders of the Corporation entitled to vote approved the dissolution of the Corporation.

         SEVENTH: Notice of the approved dissolution was mailed to all known creditors of the Corporation on December 1, 1998.

         IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf on this 25th day of October, 1999 by its President and witnessed by an Assistant Secretary. The undersigned President of the Corporation acknowledges that these Articles are the act of the Corporation and that to the best of his knowledge, information and belief and under penalties of perjury, all matters and facts contained in these Articles with respect to their authorization and approval are true in all material respects.

                                                   SCUDDER SPAIN AND PORTUGAL
                                                   FUND, INC.


                                                   By:  /s/Nicholas Bratt
                                                     ---------------------------
                                                     Name:  Nicholas Bratt
                                                     Title: President

WITNESS:

/s/Bruce H. Goldfarb
---------------------------
Name:  Bruce H. Goldfarb
Title: Assistant Secretary

DOCUMENT CODE     19                            BUSINESS CODE
              ------------------                              ------------------

# D02400703           P.A.         Religious           Close         Stock
 ------------   -----        -----             -----         -----

       Nonstock
-----

Merging                                       Surviving
(Transferor)  ---------------------           (Transferee) ---------------------

-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------

-----------------------------------           ----------------------------------


                               FEES REMITTED
                               -------------


                      Base Fee:                50            (New Name)
                                 --------------------                  --------------------
               Org. & Cap. Fee:
                                 --------------------        ------------------------------
                  Expedite Fee:                70
                                 --------------------        ------------------------------
                       Penalty:
                                 --------------------
         State Recordation Tax:
                                 --------------------
            State Transfer Tax:
                                 --------------------
      2       Certified Copies:                                          Change of Name
-------------                                                ----------
                      Copy Fee:                13                        Change of Principal Office
                                 --------------------        ----------
                  Certificates:                                          Change of Resident Agent
-------------                                                ----------
               Certificate Fee:                                          Change of Resident Agent Address
                                 --------------------        ----------
                         Other:                                          Resignation of Resident Agent
                                 --------------------        ----------
                    TOTAL FEES:               133                        Designation of Resident Agent
                                 --------------------        ----------  and Resident Agent's Address
              Credit Card                                                Change of Business Code
-------------                                                ----------
                                                                         ---------------------------------
     X        Check                                          ----------  Adoption of Assumed Name
-------------
              Cash                                                       ---------------------------------
-------------
                                                                         ---------------------------------

                                                                         ---------------------------------

                                                             ----------  Other Change(s)------------------

                                                                         ---------------------------------

________ Documents on ________ Checks                        ---------------------------------

APPROVED BY:   _________________
                                                             CODE        063
                                                                         ---
NOTE:
----                                                         ATTENTION:
                                                                       -----------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------


COMMENT:                                                     MAIL TO ADDRESS:
-------                                                                     ------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------